UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. )
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2010

VANGENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-145355	20-1961427

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4250 North Fairfax Drive Suite 1200 Arlington, Virginia 22203	22203

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (703) 284-5600
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This current report on Form 8-K/A amends and supplements Item 9.01, Financial Statements and Exhibits, of the current report on Form 8-K filed September 21, 2010, by Vangent, Inc. (“Vangent”), relating to the completion of the acquisition of Buccaneer Computer Systems & Service, Inc. (“Buccaneer”) on September 15, 2010 (“Acquisition”). This amendment includes the historical financial statements of Buccaneer for the periods specified in Rule 3-05(b) of Regulation S-X and the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
The audited consolidated balance sheets of Buccaneer as of December 31, 2009 and 2008, and the related consolidated statements of income, stockholders’ equity, and cash flows for the years then ended, including the notes to financial statements and the report of the independent auditor thereon, are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated by reference into this Item 9.01(a).
(b) Pro Forma Financial Information
The unaudited pro forma financial information as of December 31, 2009, and for the year ended December 31, 2009, and for the six months ended July 3, 2010, is furnished as Exhibit 99.2 to this Form 8-K/A and incorporated by reference into this Item 9.01(b).
(c) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated August 5, 2010, by and among Vangent, Inc., VBSCC Acquisition Corp., and Buccaneer Computer Systems & Service, Inc. (incorporated by reference to Exhibit 2.1 to Vangent’s current report on Form 8-K filed September 21, 2010)

23.1	Consent of Argy, Wiltse & Robinson, P.C., Independent Auditor of Buccaneer Computer Systems & Service, Inc.

99.1	Audited consolidated balance sheets of Buccaneer Computer Systems & Service, Inc. as of December 31, 2009 and 2008, and the related consolidated statements of income, stockholders’ equity, and cash flows for the years then ended.

99.2	Unaudited pro forma condensed combined financial information as of December 31, 2009, for the year ended December 31, 2009, and for the six months ended July 3, 2010.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vangent Inc.
November 15, 2010	/s/ Kevin T. Boyle
Kevin T. Boyle
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Argy, Wiltse & Robinson, P.C., Independent Auditor of Buccaneer Computer Systems & Service, Inc.

99.1	Audited consolidated balance sheets of Buccaneer Computer Systems & Service, Inc. as of December 31, 2009 and 2008, and the related consolidated statements of income, stockholders’ equity, and cash flows for the years then ended.

99.2	Unaudited pro forma condensed combined financial information as of December 31, 2009, for the year then ended December 31, 2009, and for the six months ended July 3, 2010.